Exhibit 32.10

SECTION 1350 CERTIFICATION
OF PRINCIPAL FINANCIAL OFFICER OF CILCORP INC.
(required by Section 906 of the
Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-K for the fiscal year ended December 31, 2003 of CILCORP Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Warner L. Baxter, chief financial officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 9, 2004

/s/ Warner L. Baxter —————————————— Warner L. Baxter Executive Vice President and Chief Financial Officer (Principal Financial Officer)